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                                                                   Exhibit 99.03

                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-2

                -----------------------------------------------

                Monthly Period:                     10/01/96 to
                                                    10/31/96
                Distribution Date:                  11/15/96
                Transfer Date:                      11/14/96

Under Section 5.2 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of October 1, 1993 (the "Series 1993-2 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1993-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1.  The total amount of the distribution
         to Certificateholders per $1,000
         original certificate principal amount                     $252.37881944

     2.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Certificates, per $1,000 original
         certificate principal amount                                $2.37881944

     3.  The amount of the distribution set forth in
         paragraph 1 above in respect of principal on
         the Certificates, per $1,000 original
         certificate principal amount                              $250.00000000
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1993-2
Page 2



B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.  Collection of Principal Receivables.
         -----------------------------------

         The aggregate amount of Collections of Principal
         Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                   Principal Collection Rate      $ Amount
                                ------------------------------------------------
                                                       14.22%     $53,338,789.60


     2.  Collection of Finance Charge Receivables.
         ----------------------------------------

         The aggregate amount of Collections of Finance Charge
         Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                         Finance Charge Yield     $ Amount
                                ------------------------------------------------
                 Periodic Finance Charges               16.56%     $3,450,576.71
                 Discount Receivables                    1.69%       $351,152.76
                                                         -----       -----------
                    Total                               18.25%     $3,801,729.47


     3.  Principal Receivables/Investor Percentages
         ------------------------------------------

         (a)     The aggregate amount of Principal
                 Receivables in the Trust as of the last
                 day of the Collection Period                 $16,892,367,448.16

         (b)(1)  Invested Amount as of the last day
                 of the Collection Period                        $125,000,000.00

            (2)  The CCA Amount as of the last day of the
                 Collection Period                                         $0.00

         (c)(1)  The Floating Investor Percentage: The
                 Invested Amount plus the CCA Amount set
                 forth in paragraph 3(b) above as a
                 percentage of the aggregate amount of
                 Principal Receivables set forth in
                 paragraph 3(a) above (finance charge &
                 defaults)                                                0.740%

            (2)  The Floating Investor Percentage: The
                 Invested Amount as a percentage of the
                 aggregate amount of Principal Receivables
                 (principal collections)                                     N/A

         (d)     During the Amortization Period: The Invested
                 Amount plus the CCA Amount as of
                 July 31, 1996 (the last day of the Revolving
                 Period)                                         $500,000,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1993-2
Page 3

         (e)     The Fixed/Floating Allocation Percentage:
                 The Amount set forth in paragraph 3(d)
                 above as a percentage of the aggregate
                 amount of Principal Receivables set
                 forth in paragraph 3(a) above                            2.960%


     4.  Delinquent Balances.
         -------------------

         The aggregate amount of outstanding balances in the
         Accounts which were delinquent as of the end of the day
         on the last day of the Collection Period                   Aggregate
                                           % of Total                Account
                                           Outstandings              Balance
                                       -----------------------------------------

         (a)     35 - 64 days                        2.00%       $347,434,513.80
         (b)     65 - 94 days                        1.21%       $211,270,234.43
         (c)     95 - 124 days                       0.92%       $160,220,603.53
         (d)     125 - 154 days                      0.70%       $122,449,636.97
         (e)     155 or more days                    1.16%       $199,994,148.35
                                       -----------------------------------------
                                Total                5.99%     $1,041,369,137.08
                                       =========================================

     5.  Monthly Investor Default Amount.
         -------------------------------

         (a)     The aggregate amount of all defaulted
                 Principal Receivables written off as
                 uncollectible during the Collection
                 Period allocable to the Invested Amount
                 Amount (the "Monthly Investor Default
                 Amount")                                          $1,111,221.20



     6.  Investor Charge-Offs; Reimbursements of Charge-Offs.
         ---------------------------------------------------

         (a)     The aggregate amount of Investor Charge-Offs
                 during the Collection Period                              $0.00

         (b)     The amounts set forth in paragraph 6(a) above,
                 per $1,000 original certificate principal amount
                 (which will have the effect of reducing, pro
                 rata, the amount of each Certificateholder's
                 investment)                                               $0.00

         (c)     The aggregate amount of Investor Charge-
                 Offs reimbursed on the Transfer Date                      $0.00

         (d)     The amount set forth in paragraph 6(c) above, per
                 $1,000 interest (which will have the effect of
                 increasing, pro rata, the amount of each
                 Certificateholder's investment)                           $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1993-2
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     7.  Investor Servicing Fee.
         ----------------------

         The amount of the Investor Monthly Servicing
         Fee payable by the Trust to the Servicer for
         the Collection Period                                       $312,500.00


     8.  Withdrawal from Cash Collateral Amount.
         --------------------------------------

         The amount to withdrawn from Cash Collateral
         Account on the related Distribution date.                         $0.00


     9.  Cash Collateral Amount.
         ----------------------

         The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period


                                   Total                          $32,500,000.00

         The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                   Total                          $32,500,000.00


     10. Funds on Deposit in Cash Collateral Account
         -------------------------------------------

         The aggregate amount of funds on deposit
         in the Cash Collateral Account pursuant to
         Section 2.11(a)(viii) of the Amended Loan
         Agreement on such Distribution Date                       $5,000,000.00



     11. Series 1993-2 Guaranty Amount
         -----------------------------

         (a)     The Available Series 1993-2 Guaranty Amount
                 on such Distribution Date                        $10,000,000.00

         (b)     The Required Series 1993-2 Guaranty Amount
                 on such Distribution Date                        $10,000,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1993-2
Page 5


     12. The Available Series 1993-2 Loan Amount
         ---------------------------------------

         The Available Series 1993-2 Loan Amount
         on such Distribution Date                                $17,500,000.00


     13. The Economic Payout Amount
         --------------------------

         The Economic Payout Amount, if any, for such
         Distribution Date                                                 $0.00


     14. The Pool Factor.
         ---------------

         The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Collection Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                                      0.25000000

     15. The Portfolio Yield
         -------------------

         The Portfolio Yield for the related Monthly Period               12.91%


     16. The Base Rate
         -------------

         The Base Rate for the related Monthly Period                      7.53%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                             FIRST USA BANK
                             as Servicer


                             By: /s/ W. Todd Peterson
                                -------------------------------
                                 W. Todd Peterson
                                 Vice President